================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): July 21, 2006

                                   BNC Bancorp
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         North Carolina                 000-50128           47-0898685
   ----------------------------       ------------      -------------------
   (State or other jurisdiction       (Commission          (IRS Employer
        of incorporation)             File Number)      Identification No.)

                                831 Julian Avenue
                        Thomasville, North Carolina 27361
                    ----------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (336) 476-9200

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On July 21, 2006, in connection with the merger of SterlingSouth Bank & Trust Company with and into Bank of North Carolina (the "Bank"), the wholly-owned subsidiary of BNC Bancorp, the Bank and BNC Bancorp entered into an employment agreement with Ralph N. Strayhorn III, the former president and chief executive officer of SterlingSouth. Mr. Strayhorn is employed as Executive Vice President and Chief Administrative Officer of the Bank and BNC Bancorp. The employment agreement for Mr. Strayhorn provides for a term of three years, beginning July 21, 2006, with an automatic one-year renewal on each anniversary date. Mr. Strayhorn's salary may be increased but in no case can be less than $195,000. The employment agreement provides for a lump sum payment to Mr. Strayhorn upon a change in control resulting in his voluntary or involuntary termination in an amount equal to 2.99 times his then-current salary plus any bonuses or incentive compensation earned for the calendar year ended immediately before the year in which the change in control occurs. The agreement also provides for a gross-up for tax liabilities in the event payment under the change in control payment results in excise tax under Section 280G and 4999 of the Internal Revenue Code. The employment agreement also provides a $200,000 signing bonus to be paid no later than five days after execution of the agreement.

         The employment agreement contains non-competition provisions.

         The Bank also entered into a Salary Continuation Agreement on July 21, 2006, with Mr. Strayhorn. The Salary Continuation Agreement provides for lifetime benefits to be paid to him with the payment amounts varying upon difference retirement scenarios, such as normal retirement, early termination, disability, or change in control.

         On July 21, 2006, the Bank entered into an Endorsement Split Dollar Agreement with Mr. Strayhorn. Under this agreement, he receives (i) the lesser of 90% of the net death benefit of a life insurance policy on the life insurance policy on the executive's life or (ii) $2,000,000. The Bank will pay the life insurance premiums from its general assets and will receive an amount equal to the cash surrender value accumulated in the policy.

         Also in connection with the merger transaction, Mr. Strayhorn entered into a Restricted Stock Grant Agreement for 5,000 shares of BNC common stock under the BNC Bancorp Omnibus Stock Ownership and Long Term Incentive Plan. The restricted shares vested upon execution of the Restricted Stock Grant.

         Copies of all the agreements referenced in Item 1.01 are included in this Form 8-K in Item 9.01.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

         (d)               Exhibits
         --------------    -----------------------------------------------------
         (10)(i)(d)        Employment Agreement dated as of July 21, 2006 among
                           BNC Bancorp, Bank of North Carolina and
                           Ralph N. Strayhorn III

         (10)(ii)(d)       Salary Continuation Agreement dated as of
                           July 21, 2006 between Bank of North Carolina and Ralph N. Strayhorn III

         (10)(vi)(d) Endorsement Split Dollar Agreement dated as of July 21, 2006 between Bank of North Carolina and Ralph N. Strayhorn III

         10(vii)(d)        Restricted Stock Grant Agreement dated
                           July 21, 2006 among BNC Bancorp, Bank of
                           North Carolina and Ralph N. Strayhorn III

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BNC BANCORP

Date: July 21, 2006                          By:  /s/ David B. Spencer
                                                  ------------------------------
                                                  David B. Spencer,
                                                  Executive Vice President and
                                                  Chief Financial Officer
                                                  (Principal Accounting Officer)

                                  EXHIBIT INDEX

         (10)(i)(d) Employment Agreement dated as of July 21, 2006 amoun BNC Bancorp, Bank of North Carolina and
                           Ralph N. Strayhorn III

         (10)(ii)(d)       Salary Continuation Agreement dated as of
                           July 21, 2006 between Bank of North Carolina and Ralph N. Strayhorn III

         (10)(vi)(d) Endorsement Split Dollar Agreement dated as of July 21, 2006 between Bank of North Carolina and Ralph N. Strayhorn III

         10(vii)(d)        Restricted Stock Grant Agreement dated July 21, 2006
                           among BNC Bancorp, Bank of North Carolina and
                           Ralph N. Strayhorn III